Delaware Investments® Family of Funds

Supplement to Statement of Additional Information

On July 31, 2006, the Board of Trustees of Delaware Investments® Family of Funds (the "Complex"), elected Patrick P. Coyne as President and Chief Executive Officer of the Complex, effective August 1, 2006. The following language shall be added to the Officers and Trustees chart in the section "Management of the Trust" in the Statement of Additional Information for each Fund in the Complex.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Officers
Patrick P. Coyne 2005 Market Street Philadelphia, PA 19103 April 14, 1963	President and Chief Executive Officer	Since August 1, 2006	Mr. Coyne has served in various executive capacities at different times at Delaware Investments[1]	82	None

  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Complex's investment manager, principal underwriter and transfer agent.

This Supplement is dated August 2, 2006.